EXHIBIT 99.5
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                        The Class A-1 Swap Confirmation
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Deutsche Bank
Aktiengesellschaft




To: DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual or corporate capacity but solely as Swap Trustee for the Certificate Swap Account for IndyMac INDX Mortgage Loan Trust 2006-AR15

Attn:        Ronaldo Reyes

Fax No:      (714) 247-6285

From:        DEUTSCHE BANK AG, NEW YORK BRANCH

Date:        May 30, 2006

Swap Transaction Confirmation

The purpose of this letter agreement ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("DBAG") and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as Swap Trustee for the Certificate Swap Account for IndyMac INDX Mortgage Loan Trust 2006-AR15 ("Counterparty") created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2006-AR15 dated as of May 1, 2006 among IndyMac Bank, F.S.B., as depositor, IndyMac Bank, F.S.B., as Seller, IndyMac Bank, F.S.B., as servicer, and Deutsche Bank National Trust Company, as trustee (the "Pooling and Servicing Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of April 28, 2006, between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement.

      Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing



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Agreement.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      General Terms
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      Trade Date:                 May 30, 2006

      Effective Date:             May 30, 2006

      Termination Date:           The earlier to occur of (i) July 1,
                                  2036, and (ii) the date upon which the
                                  Notional Amount has been reduced to zero, subject to adjustment in accordance with the Following Business Day Convention.

      Notional Amount:            With respect to any Calculation Period,
                                  the lesser of (i) the aggregate Stated
                                  Principal Balance of the Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to Principal
                                  Prepayments received in the Prepayment
                                  Period related to that prior Due Date) and
                                  (ii) the aggregate Class Certificate
                                  Balance of the Class A-1 Certificates
                                  immediately prior to the Distribution Date occurring in the calendar month in which such Calculation Period ends.


      Floating Amount I:
      ------------------

           Floating Rate I Payer: DBAG

           Floating Rate I Payer  Early Payment shall be applicable. For each
           Payment Dates:         Calculation Period, the Floating Rate
                                  Payer Payment Date shall be the first
                                  Business Day prior to the related Floating
                                  Rate Payer Period End Date.

           Floating Rate I        The 25th of each  month in each year from (and
           Payer Period End       including) June 25, 2006 to (and including)
           Dates:                 the Termination Date, subject to adjustment
                                  in accordance with the Following Business Day
                                  Convention.

           Floating Rate I
           Option:                USD-LIBOR-BBA.

           Designated Maturity:   One Month

           Spread: On or prior to the Optional Termination Date (as defined in the Pooling and Servicing Agreement), 0.12% and following the Optional Termination Date (as defined in the Pooling and Servicing Agreement), 0.24%.

           Floating Rate I Day    Actual/360
           Count Fraction:

           Reset Dates:           The first day of each Calculation Period.


                                      2
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           Compounding:           Inapplicable




      Floating Amount II:
      -------------------

           Floating Rate II      Counterparty
           Payer:

           Floating Rate II      The 25th of each month in each year from (and
           Payer Payment Dates:  including) June 25, 2006 to (and  including)
                                 the Termination Date, subject to adjustment in accordance with the Following Business
                                 Day Convention.

           Floating Rate II:     On or prior to the Optional Termination
                                 Date (as defined in the Pooling and
                                 Servicing Agreement) the lesser of (i) the sum of (A) USD-LIBOR-BBA plus 0.12% and
                                 (B) 0.09% and (ii) the Weighted Average
                                 Adjusted Net Mortgage Rate (as defined in the Pooling and Servicing Agreement).

                                 Following the Optional Termination Date (as defined in the Pooling and Servicing Agreement) the lesser of (i) the sum of (A) USD-LIBOR-BBA plus 0.24% and (B) 0.18% and
                                 (ii) the Weighted Average Adjusted Net
                                 Mortgage Rate (as defined in the Pooling and Servicing Agreement).

           Designated Maturity:  One Month

           Floating Rate II Day  Actual/360
           Count Fraction:

           Reset Dates:          The first day of each Calculation Period.

           Compounding:          Inapplicable



      Business Days:              New York

      Amendment to Section 2(c)   Notwithstanding anything to the contrary in
      of the Agreement:           Section 2(c) of the Agreement, amounts that
                                  are payable with respect to Calculation
                                  Periods which end in the same calendar month
                                  (prior to any adjustment of period end
                                  dates) shall be netted, as provided in
                                  Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For avoidance of doubt any payments pursuant to Section 6(e) of the Agreement shall not be subject to netting.


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                                  Notwithstanding anything to the contrary in
                                  this Confirmation, if for any Calculation
                                  Period, Floating Amount I is greater then
                                  Floating Amount II, than DBAG's netted
                                  payment under this Confirmation shall be the
                                  greater of (i) zero and (ii) (a) (Floating
                                  Amount I minus Floating Amount II) minus (b)
                                  the Class A-1 Amount (as defined in the
                                  Pooling and Servicing Agreement).
      Procedural Terms:
      -----------------

      Account Details:

           Payments to DBAG:      Deutsche Bank Trust Company Americas,
                                  New York
                                  Acct# 01 473 969
                                  Swift Code: BKTRUS33

            Payments to           Deutsche Bank Trust Company - Americas
            Counterparty:         ABA # 021001033
                                  Bene Acct. # 014-19-663
                                  Bene Acct. Name NYLTD Funds Control - Stars
                                  West
                                  Ref: IndyMac INDX 2006-AR15 (IN06AF) Cap /
                                  SWAP Payment

      Assignment:                 DBAG will not unreasonably withhold or delay
                                  its consent to an assignment of this
                                  Transaction to any other third party.


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Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:
Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

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For and on behalf of                  For and on behalf of
DEUTSCHE BANK AG, NEW YORK BRANCH     DEUTSCHE BANK NATIONAL TRUST
(RMBS Derivatives Desk)               COMPANY, not in its individual or
                                      corporate capacity but solely as Swap
                                      Trustee for the Certificate Swap Account
                                      for IndyMac INDX Mortgage Loan Trust
                                      2006-AR15
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                                      /s/ Marion Hogan
_____________________________________ _____________________________________
Name:                                 Name: Marion Hogan
Title:                                Title: Associate
Date:
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